                                                                               .
                                                                               .
                                                                               .
NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - OCTOBER 1, 2004

                                                                       YEAR
                                                                      BUILT /       WATER
              RIG                             RIG DESIGN              REBUILT       DEPTH            LOCATION
              ---                             ----------              -------       -----            --------
# Note: THE FOLLOWING THREE RIGS SUSTAINED DAMAGE AS A RESULT OF HURRICANE IVAN: THE NOBLE JIM THOMPSON, NOBLE LORRIS
        BOUZIGARD, AND NOBLE THERALD MARTIN. NOBLE'S FINANCIAL LIABILITY FOR ALL DAMAGE TO THESE RIGS IS ESTIMATED TO
        BE LIMITED TO NOBLE'S $ 10 MILLION INSURANCE DEDUCTIBLE IN THE AGGREGATE.

U.S. GULF OF MEXICO (12)

JACKUPS (2)

# Noble Eddie Paul                   MLT Class 84-E.R.C. (T)         1976/1995      390'-IC    High Island 350

# Noble Tom Jobe                     MLT Class 82-SD-C (T) (Z)         1982         250'-IC    South Timbalier 151

SEMISUBMERSIBLES (7)

# Noble Paul Romano                  Noble EVA 4000TM (T)            1981/1998       6,000'    Green Canyon 518

# Noble Jim Thompson                 Noble EVA 4000TM (T)            1984/1999       6,000'    Grand Isle 92
(see Note at beginning of report)

# Noble Amos Runner                  Noble EVA 4000TM (T)            1982/1999       6,600'    Garden Banks 625

# Noble Max Smith                    Noble EVA 4000TM (T)            1980/1999       6,000'    Mississippi Canyon 722

# Noble Lorris Bouzigard             IPF Pentagone (T)               1975/2003       4,000'**  Viosca Knoll 773
(see Note at beginning of report)

# Noble Therald Martin               IPF Pentagone (T)               1977/2003       4,000'    South Pass 96
(see Note at beginning of report)

Noble Clyde Boudreaux                F&G 9500 Enhanced Pacesetter    1987/1999      10,000'    MS - Signal shipyard

SUBMERSIBLES (3)

# Noble Joe Alford                   Pace 85                         1982/1997        85'-C    Galveston 151

# Noble Lester Pettus                Pace 85                         1982/1997        85'-C    Breton Sound 54

# Noble Fri Rodli                    Transworld                      1979/1998        70'-C    Eugene Island 44

                                                          ANTICIPATED
                                                           CONTRACT    DAYRATE
              RIG                           OPERATOR      EXPIRATION   ($000)                       COMMENTS
              ---                           --------      -----------  -------                      --------
# Note: THE FOLLOWING THREE RIGS SUSTAINED DAMAGE AS A RESULT OF HURRICANE IVAN: THE NOBLE JIM THOMPSON, NOBLE LORRIS
        BOUZIGARD, AND NOBLE THERALD MARTIN. NOBLE'S FINANCIAL LIABILITY FOR ALL DAMAGE TO THESE RIGS IS ESTIMATED TO
        BE LIMITED TO NOBLE'S $ 10 MILLION INSURANCE DEDUCTIBLE IN THE AGGREGATE.

U.S. GULF OF MEXICO (12)

JACKUPS (2)

# Noble Eddie Paul                          Apache          10/2004       *     Apache contract expires 10/15/2004.

# Noble Tom Jobe                        ChevronTexaco       12/2004     37-38   Contract commenced 8/24/2004.

SEMISUBMERSIBLES (7)

# Noble Paul Romano                        Anadarko         11/2004     87-88   Rig is scheduled to enter shipyard for surveys and
                                                                                repairs on +/- 11/15/2004 for +/- 45 days. Anadarko
                                                                                has an option to utilize the rig after the shipyard
                                                                                work.

# Noble Jim Thompson                          BP            11/2004    100-101  Rate effective 9/15/2004. Rig sustained damage as a
(see Note at beginning of report)                                               result of Hurricane Ivan. The rig arrived on
                                                                                9/28/2004 at a shallow water location to facilitate
                                                                                the repairs. The repairs are estimated to take +/-
                                                                                14 days. After completion of repairs the rig will
                                                                                mobilize to Mississippi Canyon block 383 and
                                                                                recommence drilling operations for BP. Then to Shell
                                                                                for 200 days @ $109-111.

# Noble Amos Runner                       Kerr-McGee        12/2004     88-89   Contract commenced on 8/08/2004 for one well through
                                                                                +/- 10/15/2004, then one well @ $89-91 for +/- 45
                                                                                days, plus one well option at mutually agreed rates.

# Noble Max Smith                        Amerada Hess       1/2005     154-156  Contract commenced on 8/28/2004 for +/- 125 days, 75 days under its term contract for the Noble Max Smith
                                                                                @ $154-156, then +/- 50 days @ $88-90. The initial
                                                                                75 days of work with Amerada Hess will complete its
                                                                                obligation under its contract for the Noble Max
                                                                                Smith. Amerada Hess has a one well option at
                                                                                mutually agreed rates.

# Noble Lorris Bouzigard                 Stone Energy       12/2004     41-43   Contract commenced 9/07/2004. Rig sustained some
(see Note at beginning of report)                                               damage as a result of Hurricane Ivan. The repairs
                                                                                are in process and drilling operations recommenced
                                                                                on 9/29/2004. Then to Pogo for +/- 45 days @ $49-51.

# Noble Therald Martin                  Mariner Energy      10/2004     40-42   Contract commenced 8/25/2004 for +/- 30 days. Rig
(see Note at beginning of report)                                               sustained some damage as a result of Hurricane Ivan.
                                                                                Recommenced operations on 9/18/2004. Then to ATP for
                                                                                +/- 35 days @ $49-51. Then to Pogo for +/- 45 days @
                                                                                $54-56.

Noble Clyde Boudreaux                      Shipyard

SUBMERSIBLES (3)

# Noble Joe Alford                      Mariner Energy      10/2004     24-26   Next to Walter Oil & Gas on +/- 10/10/2004 for +/-
                                                                                30 days @ $26-27.

# Noble Lester Pettus                   Walter Oil & Gas    11/2004     26-27   Commenced Walter Oil & Gas contract on 9/26/2004 for
                                                                                2 wells for +/- 60 days. Then to Petsec for +/- 30
                                                                                days @ $32-34. Rig scheduled to be down 7 days in
                                                                                6/2005 for hull inspection.

# Noble Fri Rodli                            Helis          10/2004     25-27   Next to UNOCAL on +/- 10/08/2004 for +/- 75 days @
                                                                                $27-29.

-------------
(#) Denotes change from previous report.

                                                                    YEAR                                               ANTICIPATED
                                                                   BUILT /    WATER                                     CONTRACT
              RIG                       RIG DESIGN                 REBUILT    DEPTH         LOCATION      OPERATOR     EXPIRATION
              ---                       ----------                 -------    -----         --------      --------     -----------
INTERNATIONAL (47)

MEXICO JACKUPS (8)

# Noble Lewis Dugger        Levingston Class 111-C (T)            1977/1997     300'-IC  Bay of Campeche    Pemex         1/2005

# Noble Gene Rosser         Levingston Class 111-C (T)            1977/1996     300'-IC  Bay of Campeche    Pemex         4/2005

# Noble Sam Noble           Levingston Class 111-C (T)              1982        300'-IC  Bay of Campeche    Pemex         9/2005

# Noble John Sandifer       Levingston Class 111-C (T)            1975/1995     300'-IC  Bay of Campeche    Pemex         6/2005

# Noble Johnnie Hoffman     BakMar BMC 300 IC (T) (Z)             1976/1993     300'-IC  Bay of Campeche    Pemex         7/2005

# Noble Leonard Jones       MLT Class 53-E.R.C. (T)               1972/1998     390'-IC  Bay of Campeche    Pemex         6/2005

Noble Earl Frederickson     MLT Class 82-SD-C (T) (Z)             1979/1999     250'-IC  Bay of Campeche    Pemex         8/2006

# Noble Bill Jennings       MLT Class 84-E.R.C. (T)               1975/1997     390'-IC  Bay of Campeche    Pemex         7/2005

BRAZIL SEMISUBMERSIBLE (1)

# Noble Paul Wolff          Noble EVA 4000TM (T)                  1981/1998   8,900'-DP  Brazil           Petrobras       5/2005

BRAZIL DRILLSHIPS (3)

# Noble Leo Segerius        Gusto Engineering Pelican Class (T)   1981/2002   5,900'-DP  Brazil           Petrobras      12/2004

# Noble Muravlenko          Gusto Engineering Pelican Class (T)   1982/1997   4,000'-DP  Brazil

Noble Roger Eason           Neddrill (T)                          1977/2004   7,200'-DP  Brazil           Shipyard

                             DAYRATE
         RIG                 ($000)                                 COMMENTS
         ---                 -------                                --------
INTERNATIONAL (47)

MEXICO JACKUPS (8)

# Noble Lewis Dugger          53-55       Anticipate 35-45 days of downtime in 1Q 2005 for spud can
                                          inspection and repairs.

# Noble Gene Rosser           48-50       Anticipate 7-10 days of downtime in 1Q 2005 for spud can
                                          inspection.

# Noble Sam Noble             49-51       Anticipate 3-5 days of downtime in 4Q 2004 for top drive
                                          inspection and 7-10 days of downtime in 1Q 2005 for
                                          inspection.

# Noble John Sandifer         49-51       Anticipate 7-10 days of downtime in 4Q 2005 for inspection.

# Noble Johnnie Hoffman       49-51       Anticipate 3-5 days of downtime in 4Q 2004 for new crane
                                          installation and 8-12 days of downtime in 2Q 2005.

# Noble Leonard Jones         48-50       Anticipate 7-10 days of downtime in 1Q 2005 for inspection.

Noble Earl Frederickson       39-40

# Noble Bill Jennings         50-52       Anticipate 7-10 days of downtime in 3Q 2005 for inspection.

BRAZIL SEMISUBMERSIBLE (1)

# Noble Paul Wolff           138-140      Rig scheduled to be in shipyard for +/- 60-90 days commencing
                                          +/- June 2005 for periodic special survey.

BRAZIL DRILLSHIPS (3)

# Noble Leo Segerius         109-111      Contract extended from 1/1/2005 through 6/2006 @ $93-95. Rig scheduled to be in shipyard for periodic survey for +/- 30-45 days in 2Q 2005.

# Noble Muravlenko                        Rig released on 7/25/2004. Rig departed shipyard on 9/24/2004 and is performing equipment commissioning and Petrobras
                                          acceptance. Contract is scheduled to commence on +/-
                                          10/15/2004 for 160 days @ $71-73.

Noble Roger Eason                         Rig in drydock for repair and upgrade to 2200 meters through +/-
                                          11/15/2004. Next to Petrobras on +/- 11/15/2004 for a 700-day
                                          contract @ $95-97.

------------------
(#) Denotes change from previous report.

                                                             YEAR                                                   ANTICIPATED
                                                            BUILT /   WATER                                          CONTRACT
          RIG                       RIG DESIGN              REBUILT   DEPTH           LOCATION          OPERATOR    EXPIRATION
------------------------- -------------------------------- --------- -------     -------------------- ------------- -----------
NORTH SEA JACKUPS (8)

# Noble Al White          CFEM T-2005 C (T)                1982/1997 360'-IC     Netherlands           Wintershall    12/2004

# Noble Byron Welliver    CFEM T-2005 C (T)                  1982    300'-IC     Denmark                 Maersk        9/2005

# Noble Kolskaya          Gusto Engineering (T)            1985/1997 330'-IC     Netherlands           Wintershall     1/2005

# Noble George Sauvageau  NAM (T)                            1981    250'-IC     Netherlands           Gas de Franz   11/2005

# Noble Ronald Hoope      MSC/CJ46 (T)                       1982    250'-IC     Netherlands             UNOCAL       10/2004

# Noble Piet van Ede      MSC/CJ46 (T)                       1982    250'-IC     Netherlands           Gaz de Franz   11/2005

# Noble Lynda Bossler     MSC/CJ46 (T) (Z)                   1982    250'-IC     Netherlands            CH4 Energy     1/2005

# Noble Julie Robertson   Baker Marine Europe Class (T)    1981/2000 390'-IC***  United Kingdom          Venture      11/2004

NORTH SEA
SEMISUBMERSIBLE (1)

# Noble Ton van Langeveld Offshore SCP III Mark 2 (T)      1979/2000 1,500'      United Kingdom         Kerr-McGee    12/2004

WEST AFRICA JACKUPS (6)

Noble Tommy Craighead     F&G L-780 MOD II-IC (T)          1982/1990 300'-IC     Nigeria                 Addax         1/2006

Noble Percy Johns         F&G L-780 MOD II-IC (T)          1981/1995 300'-IC     Nigeria                ExxonMobil     3/2006

Noble Roy Butler          F&G L-780 MOD II-IC (T)          1982/1996 300'-IC**** Nigeria              ChevronTexaco    5/2006

# Noble Ed Noble          MLT Class 82-SD-C (T)            1984/1990 250'-IC     Nigeria                ExxonMobil     9/2006

Noble Lloyd Noble         MLT Class 82-SD-C (T)            1983/1990 250'-IC     Nigeria              ChevronTexaco    5/2006

# Noble Don Walker        BakMar BMC 150 IC (T)            1982/1992 150'-IC     Nigeria                 Stacked

WEST AFRICA
SEMISUBMERSIBLE (1)

# Noble Homer Ferrington  F&G 9500 Enhanced Pacesetter (T) 1985/2000  6,000'     MS - Signal shipyard

                          DAYRATE
          RIG             ($000)                                          COMMENTS
------------------------- ------- --------------------------------------------------------------------------------------------------
NORTH SEA JACKUPS (8)

# Noble Al White           53-55  LOI from Wintershall for the 1Q 2005 @ $57-59, plus options. Rig anticipated to be down for +/- 21 days in 2Q 2005 for inspection and top drive replacement.

# Noble Byron Welliver     52-54  Rig anticipated to be down for +/- 5 days in 3Q 2005 for inspection.

# Noble Kolskaya           53-55  Dayrate increases to $57-59 effective 10/01/2004. LOI from Wintershall for 6 months commencing
                                  1/1/2005. 1Q @ $57-59 and 2Q @ $58-60. Rig anticipated to be down for +/- 5 days in 2Q 2005 for top drive inspection.

# Noble George Sauvageau   58-59  Contract commenced 8/01/2004 @ $51-53 through 8/23/2004, then $58-59 through 11/2005. Anticipate
                                  +/- 5 days downtime in 2Q 2005 for inspection.

# Noble Ronald Hoope       58-60  Commenced contract 9/28/2004. Then to ADTI/Tullow on +/- 10/18/2004 for +/- 75 days @ $53-55.

# Noble Piet van Ede       53-55  Anticipate +/- 5 days downtime in 3Q 2005 for inspection.

# Noble Lynda Bossler      51-53  Commenced contract on 9/01/2004.

# Noble Julie Robertson    49-50  LOI from Gaz de Franz Britain for a +/- 75-day well @ $54-56 in direct continuation from
                                  Venture, plus one option well.

NORTH SEA
SEMISUBMERSIBLE (1)

# Noble Ton van Langeveld  56-58  Rate increases to $59-60 +/- 10/01/2004 for +/- 60 days. LOI from Marathon for 2/01/2005 start for
                                  +/- 50 days @ $63-65. Anticipate +/- 14 days downtime after Marathon contract for inspection and top drive replacement. Then to Kerr-McGee for 6 months @ $84-86. Marketing to fill gap between
                                  Kerr-McGee and Marathon from +/- 12/01/2004 through 2/01/2005.

WEST AFRICA JACKUPS (6)

Noble Tommy Craighead      47-49

Noble Percy Johns          50-52

Noble Roy Butler           51-53

# Noble Ed Noble           46-48  Contract commenced 9/07/2004.

Noble Lloyd Noble          49-51

# Noble Don Walker                Contract from MoniPulo for +/- 250 days from +/-11/01/2004 @ $47-49.

WEST AFRICA
SEMISUBMERSIBLE (1)

# Noble Homer Ferrington          Rig in the shipyard on 7/02/2004 for upgrade. Contract with ExxonMobil in Nigeria for 18 months plus options @ $128-131 to commence +/- 12/01/2004. Mobilization to Nigeria scheduled to commence
                                  +/- 10/25/2004. Mobilization fee paid by operator.

--------------------
(#) Denotes change from previous report.

                                                         YEAR                                                  ANTICIPATED
                                                        BUILT /    WATER                                        CONTRACT
          RIG                      RIG DESIGN           REBUILT    DEPTH           LOCATION       OPERATOR     EXPIRATION
-------------------------  --------------------------  ---------  -------      ---------------  -------------  -----------
ARABIAN GULF JACKUPS (12)

Noble Kenneth Delaney      F&G L-780 MOD II-IC (T)     1983/1998  300'-IC      UAE (Abu Dhabi)      NDC           5/2006

Noble George McLeod        F&G L-780 MOD II-IC (T)     1981/1995  300'-IC      UAE (Abu Dhabi)      NDC           6/2006

# Noble Jimmy Puckett      F&G L-780 MOD II-IC (T)     1982/2002  300'-IC      Qatar              Ras Gas         4/2005

Noble Crosco Panon         Levingston Class 111-C (T)  1976/2001  300'-IC      Qatar               Total         12/2005

Noble Gus Androes          Levingston Class 111-C (T)  1982/1996  300'-IC      UAE (Abu Dhabi)    Total ABK      12/2004

# Noble Chuck Syring       MLT Class 82-C (T)          1976/1996  250'-IC      UAE (Dubai)          DPC           9/2005

# Noble Charles Copeland   MLT Class 82-SD-C (T)       1979/2001  250'-IC      Qatar               Maersk         2/2005

# Noble Roy Rhodes         MLT 116-C (T)                 1979     300'-IC****  UAE (Sharjah)      Shipyard

# Noble Dhabi II           Baker Marine-150 (T)          1982     150'-IC      UAE (Abu Dhabi)      ADOC          7/2006

# Noble Gene House         Modec 300-C (T)               1981     300'-IC      UAE (Sharjah)      Shipyard

# Noble Dick Favor         BakMar BMC 150 IC (T)       1982/1993  150'-IC      Bahrain          ChevronTexaco    10/2004

# Noble Cees van Diemen    Modec 300-C (T)               1981     300'-IC      Qatar              Ras Gas         2/2007

MEDITERRANEAN JACKUP (1)

Noble Carl Norberg         MLT Class 82-C (T)          1976/1996  250'-IC      Croatia             CROSCO         3/2005

INDIA JACKUPS (2)

Noble Ed Holt              Levingston Class 111-C (T)  1981/1994  300'-IC      India                ONGC          3/2006

# Noble Charlie Yester     MLT 116-C (T)                 1979     300'-IC      India                ONGC         12/2006

                           DAYRATE
          RIG               ($000)                                          COMMENTS
-------------------------  -------  ----------------------------------------------------------------------------------------------
ARABIAN GULF JACKUPS (12)

Noble Kenneth Delaney       50-51   Rig scheduled to be in the shipyard for +/- 45 days in 1Q 2005.

Noble George McLeod         50-51   Rig scheduled to be in the shipyard for +/- 45 days in 4Q 2004.

# Noble Jimmy Puckett       51-53   Rig scheduled to be in the shipyard for +/- 45 days in 2Q 2005.

Noble Crosco Panon          44-46   Received contract from Total E&P for a 9 month term from 3/2005 @ $50-52.

Noble Gus Androes           53-55

# Noble Chuck Syring        50-52   Rig released from QP on 8/23/2004. Commenced contract for DPC for two wells, +/- 60 days
                                    @ $50-52 on 9/10/2004. Then to ConocoPhillips Qatar for two wells, +/- 300 days @ $50-52.

# Noble Charles Copeland    51-53   Rig scheduled to be in shipyard for +/- 14 days in 2Q 2005.

# Noble Roy Rhodes                  Rig in shipyard for 5-year survey from 9/17/2004 through +/- 11/05/2004.

# Noble Dhabi II            39-40   Rig scheduled to be in the shipyard for +/- 45 days in 1Q 2005.

# Noble Gene House                  Rig released on 9/13/2004. Scheduled to be in shipyard through +/- 10/22/2004. Next to Ras Gas for 60 days @ $54-56. Then to Dolphin Energy for two years commencing +/- 12/22/2004 @ $59-60.
                                    Rig scheduled to be in shipyard for +/- 14 days in 4Q 2005.

# Noble Dick Favor          47-49   Contract commenced 8/16/2004 on a standby rate of $19-21 through 9/01/2004. ChevronTexaco for one well (+/- 30 days) @ $47-49, then Petronas for two wells (+/- 70 days) @ $47-49.

# Noble Cees van Diemen     54-56   Contract commenced 9/22/2004.


MEDITERRANEAN JACKUP (1)

Noble Carl Norberg          29-30   Bareboat Charter to CROSCO.

INDIA JACKUPS (2)

Noble Ed Holt               48-49

# Noble Charlie Yester      50-51   Rig scheduled for +/- 14 days downtime in 1Q 2005.

-----------------------
(#) Denotes change from previous report.

                                                                      YEAR                                              ANTICIPATED
                                                                     BUILT /   WATER                                     CONTRACT
                 RIG                            RIG DESIGN           REBUILT   DEPTH             LOCATION    OPERATOR   EXPIRATION
-------------------------------------  ----------------------------  -------  --------        -------------  --------   -----------
FAR EAST
SEMISUBMERSIBLES (3)

Noble Dave Beard                       F&G 9500 Enhanced Pacesetter   1986     10,000'        Dalian, China  Shipyard

Bingo 9000 - Rig 3                     Trosvik Bingo 9000             1999     10,000' *****  Dalian, China  Shipyard

Bingo 9000 - Rig 4                     Trosvik Bingo 9000             1999     10,000' *****  Dalian, China  Shipyard

FAR EAST JACKUP (1)

Noble Mark Burns                       Levingston Class 111-S         1980    300' -IS******  Dalian, China  Shipyard

JACKUP SUBJECT TO OPTION TO ACQUIRE

Maersk Valiant*******                  Modec 300-C (T)                1981

                                     DAYRATE
          RIG                         ($000)                                 COMMENTS
-----------------------------------  -------  ---------------------------------------------------------------------------
FAR EAST
SEMISUBMERSIBLES (3)

Noble Dave Beard

Bingo 9000 - Rig 3                            Baredeck hull.

Bingo 9000 - Rig 4                            Baredeck hull.

FAR EAST JACKUP (1)

Noble Mark Burns                              Closed acquisition on 6/21/2004. Rig undergoing refurbishment and upgrade.
                                              Marketing the rig in the Middle East and Southeast Asia as a slot rig.

JACKUP SUBJECT TO OPTION TO ACQUIRE

Maersk Valiant*******                         Although the option is not currently exercisable by us, we anticipate that the option will become exercisable by +/- 11/15/2004. Received an LOA from
                                              Ras Gas for 550 day contract @ $54-56 to commence +/- 2/01/2005.

-------------------
(#) Denotes change from previous report.

(T) Denotes Top Drive.

(Z) Denotes Zero Discharge.

(*) Terms of contract confidential per agreement with operator.

(**) Rig to be upgraded to 4,000' utilizing aluminum alloy riser.

(***) Leg extensions fabricated to enable the rig to operate in up to 390' of water in a non-harsh environment.

(****) The rig is currently equipped to operate in 250' of water. Leg extensions fabricated to enable the Noble Roy Butler to operate in up to 300' of water.

(*****) Baredeck hull constructed as capable to operate in 10,000' of water.

(******) The rig is currently equipped to operate in 230' water. Anticipate fabricating leg extensions to enable the Noble Mark Burns to operate in 300' of water.

(*******) As previously disclosed, we have purchased an option to acquire this rig. Our right to exercise the option and acquire the rig will commence when the rig has completed its current drilling contract and has mobilized to United Arab Emirates territorial waters.